                                                                  EXECUTION COPY


                        RECONSTITUTED SERVICING AGREEMENT

         THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of April, 2002, by and between LEHMAN BROTHERS BANK, FSB (the "Seller" or "Lehman Brothers Bank, FSB"), a federal savings bank and WELLS FARGO HOME MORTGAGE, INC., a California corporation (formerly known as Norwest Mortgage, Inc. and referred to herein as the "Servicer"), recites and provides as follows:

                                    RECITALS

         WHEREAS, the Seller acquired certain fixed and adjustable rate, conventional, first lien, residential mortgage loans from the Servicer pursuant to the following four agreements (each of which is annexed hereto as Exhibit B):
(i) the Seller's Warranties and Servicing Agreement between the Seller and the Servicer, dated as of August 1, 2001 (for Three-Year Fixed/One-Year Adjustable Rate Mortgage Loans (WFHM 2001-W25)), (ii) the Seller's Warranties and Servicing Agreement between the Seller and the Servicer, dated as of August 1, 2001 (for Three-Year Fixed/One-Year Adjustable Rate Mortgage Loans (WFHM 2001-W20)), (iii) the Seller's Warranties and Servicing Agreement between the Seller and the Servicer, dated as of December 1, 2001 (for Seven-Year Fixed/One-Year Adjustable Rate Mortgage Loans (WFHM 2001-W44)) and (iv) the Seller's Warranties and Servicing Agreement between the Seller and the Servicer, dated as of December 1, 2001 (for Seven-Year Fixed/One-Year Adjustable Rate Mortgage Loans (WFHM 2001-W47)) (each, an "SWSA" and collectively, the "SWSA" ).

         WHEREAS, the Seller has conveyed the mortgage loans identified on Exhibit C hereto (the "Serviced Mortgage Loans") to Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), which in turn has conveyed the Serviced Mortgage Loans to Bank One, National Association (the "Trustee"), pursuant to a trust agreement, dated as of April 1, 2002 (the "Trust Agreement"), among the Trustee, Wells Fargo Bank Minnesota, N.A., as securities administrator, Aurora Loan Services Inc., as master servicer ("Aurora," and, together with any successor Master Servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer") and SASCO.

         WHEREAS, the Serviced Mortgage Loans are currently being serviced by the Servicer pursuant to the SWSA.

         WHEREAS, the Seller desires that the Servicer continue to service the Serviced Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of the Seller and the Master Servicer to terminate the rights and obligations of the Servicer hereunder as set forth herein and to the other conditions set forth herein.

         WHEREAS, the Seller and the Servicer agree that the provisions of the SWSA shall apply to the Serviced Mortgage Loans, but only to the extent provided herein and that this Agreement shall govern the Serviced Mortgage Loans for so long as such Serviced Mortgage Loans remain subject to the provisions of the Trust Agreement.

         WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer under this Agreement.

         WHEREAS, the Seller and the Servicer intend that each of the Master Servicer and the Trustee is an intended third party beneficiary of this Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Servicer hereby agree as follows:

                                    AGREEMENT

         1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the SWSA incorporated by reference herein (regardless if such terms are defined in the SWSA), shall have the meanings ascribed to such terms in the Trust Agreement.

         2. Custodianship. The parties hereto acknowledge that U.S. Bank, National Association will act as custodian of the Servicing Files for the Trustee pursuant to a Custodial Agreement, dated April 1, 2002, between U.S. Bank, National Association and the Trustee.

         3. Servicing. The Servicer agrees, with respect to the Serviced Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the SWSA, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the SWSA, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

         4. Trust Cut-off Date. The parties hereto acknowledge that by operation of Section 4.05 and Section 5.01 of the SWSA, the remittance on May 20, 2002 to the Trust Fund is to include principal due after April 1, 2002 (the "Trust Cut-off Date") plus interest, at the Mortgage Loan Remittance Rate collected during the related Due Period exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, with the adjustments specified in clauses (b), (c), (d) and (e) of Section 5.01 of the SWSA.

         5. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Serviced Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the SASCO 2002-8A Trust Fund (the "Trust Fund") created pursuant to the Trust Agreement, shall have the same rights as the Seller under the SWSA to enforce the obligations of the Servicer under the SWSA and the term "Purchaser" as used in the SWSA in connection with any rights of the Purchaser shall refer to the Trust Fund or, as the content requires, the Master Servicer acting in its capacity as agent for the Trust Fund, except as otherwise specified in Exhibit A hereto. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, which failure results in an Event of Default as provided in Article X of the SWSA. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of obligations of the Seller under the SWSA and in connection with the performance of the Master Servicer's duties hereunder the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

         6. No Representations. Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Serviced Mortgage Loans (other than those representations and warranties made by the Servicer in Section 3.02 of each SWSA hereby restated as of the date of each such SWSA) in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates issued pursuant thereto.

         7. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

         All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

                  Aurora Loan Services, Inc.
                  2530 South Parker Road
                  Suite 601
                  Aurora, Colorado  80014
                  Attn:    E. Todd Whittemore, Master Servicing,
                           SASCO 2002-8A
                  Telephone:  (303) 632-3000
                  Facsimile:  (303) 632-3001

         All remittances required to be made to the Master Servicer under this Agreement shall be made on a scheduled/scheduled to the following wire account:

                  JPMorgan Chase Bank
                  New York, New York
                  ABA#:  021-000-021
                  Account Name:    Aurora Loan Services Inc.,
                                   Master Servicing Payment Clearing Account
                  Account Number:  066-611059
                  Beneficiary:     Aurora Loan Services, Inc.
                  For further credit to:  SASCO 2002-8A

         All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

                  Bank One, National Association
                  1 Bank One Plaza, Suite IL1-0126
                  Chicago, Illinois  60670-0126
                  Attention:       Global Trust Services
                  Telephone:       (800) 524-9472
                  Fascimile:       (212) 373-1284


         All notices required to be delivered to the Seller hereunder shall be delivered to the Seller, at the following address:

                  Lehman Brothers Bank, FSB
                  399 Park Avenue, 11th Floor
                  New York, New York  10022
                  Attention:  Gary Taylor
                  Telephone:  (212) 526-7527
                  Facsimile:  (212) 526-0323
                  Philadelphia, PA 19103

         All notices required to be delivered to the Servicer hereunder shall be delivered to its office at the address for notices as set forth in the SWSA.

         8. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

         9. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

         Executed as of the day and year first above written.

                                            LEHMAN BROTHERS BANK, FSB,
                                              as Seller


                                            By:
                                               -----------------------------
                                                   Name:      Gary Taylor
                                                   Title:     Vice President

                                            WELLS FARGO HOME MORTGAGE, INC.,
                                              as Servicer


                                            By:
                                               -----------------------------
                                                   Name:
                                                   Title:
Acknowledged:

AURORA LOAN SERVICES, INC.,
  as Master Servicer

By:
   -----------------------------
       Name:      E. Todd Whittemore
       Title      Executive Vice President

BANK ONE, NATIONAL ASSOCIATION,
  as Trustee

By:
   -----------------------------
       Name:      Ruth H. Fussell
       Title      Vice President
                  Corporate Trust Department

                                    EXHIBIT A

                            Modifications to the SWSA

1. Unless otherwise specified herein, any provisions of the SWSA, including definitions, relating to (i) representations and warranties relating to the Mortgage Loans and not relating to the servicing of the Mortgage Loans, (ii) Mortgage Loan repurchase obligations, (iii) Whole Loan and Pass-Through Transfers and Reconstitution, and (iv) Assignments of Mortgage, shall be disregarded for purposes relating to this Agreement. The exhibits to the SWSA and all references to such exhibits shall also be disregarded.

2.       A new definition of "Prepayment Interest Shortfall Amount" is added to
         Article I immediately following the definition of "PMI Policy" to read as follows:

                  Prepayment Interest Shortfall Amount: With respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part during any Due Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan's Due Date in such Due Period, the amount of interest (net of the related Servicing Fee for Principal Prepayments in full only) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

3. A new definition of "Realized Loss" is added to Article I immediately following the definition of "Rating Agencies" to read as follows:

                  Realized Loss: With respect to each Liquidated Mortgage Loan (as defined in the Trust Agreement), an amount equal to (i) the unpaid principal balance of such Mortgage Loan as of the date of liquidation, minus (ii) Liquidation Proceeds received, to the extent allocable to principal, net of amounts that are reimbursable therefrom to the Master Servicer or the Servicer with respect to such Mortgage Loan (other than Monthly Advances of principal) including expenses of liquidation.

4. The parties acknowledge that the fourth paragraph of Section 2.02 shall be inapplicable to this Agreement.

5. The parties acknowledge that Section 2.03 (Custodial Agreement; Delivery of Documents) shall be superceded by the provisions of the Custodial Agreement.

6. Section 3.01(c) (No Conflicts) is hereby amended by deleting the words "the acquisition of the Mortgage Loans by the Company, the sale of the Mortgage Loans to the Purchaser".

7. Section 3.01(f) (Ability to Perform) is hereby amended by deleting the second and third sentences thereof.

8. Section 3.01(h) (No Consent Required) is hereby amended by deleting the words "or the sale of the Mortgage Loans".

9.       Section 3.01 (i) (Selection Process), Section 3.01(k) (Sale Treatment),
         Section 3.01(m) (No Brokers' Fees) and Section 3.01(n) (Fair Consideration) shall be inapplicable to this Agreement.

10. A new paragraph is hereby added at the end of Section 3.01 (Company Representations and Warranties) to read as follows:

                           It is understood and agreed that the representations
                  and warranties set forth in Section 3.01 (a) through (h), (j) and (l) shall survive the engagement of the Servicer to perform the servicing responsibilities hereunder and the delivery of the Servicing Files to the Servicer and shall inure to the benefit of the Trustee, the Trust Fund and the Master Servicer. Upon discovery by either the Servicer, the Master Servicer or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property or the interest of the Trustee or the Trust Fund, the party discovering such breach shall give prompt written notice to the other.

                           Within 60 days of the earlier of either discovery by
                  or notice to the Servicer of any breach of a representation or warranty set forth in Section 3.01 which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Servicer shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Servicer shall, at the Trustee's option, assign the Servicer's rights and obligations under this Agreement (or respecting the affected Loans) to a successor Servicer selected by the Trustee with the prior consent and approval of the Master Servicer. Such assignment shall be made in accordance with Section 12.01.

                           In addition, the Servicer shall indemnify (from its
                  own funds) the Trustee, the Trust Fund and Master Servicer and hold each of them harmless against any costs resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Servicer's representations and warranties contained in this Agreement. It is understood and agreed that the remedies set forth in this
                  Section 3.01 constitute the sole remedies of the Master Servicer, the Trust Fund and the Trustee respecting a breach of the foregoing representations and warranties.

                           Any cause of action against the Servicer relating to
                  or arising out of the breach of any representations and warranties made in Section 3.01 shall accrue upon (i) discovery of such breach by the Servicer or notice thereof by the Trustee or Master Servicer to the Servicer, (ii) failure by the Servicer to cure such breach within the applicable cure period, and (iii) demand upon the Servicer by the Trustee or the Master Servicer for compliance with this Agreement.

11.      Section 4.01 (Company to Act as Servicer) is hereby amended as follows:

                  (i) by deleting the first, second and third sentences of the second paragraph of such section and replacing it with the following:

                           Consistent with the terms of this Agreement, the
                  Company may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of any such term or in any manner grant indulgence to any Mortgagor if in the Company's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser, provided, however, that unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgement of the Company, imminent, the Company shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan.

                  (ii) by adding the following to the end of the second paragraph of such section:

                  Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Company shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code.

12. Section 4.04 (Establishment of and Deposits to Custodial Account) is hereby amended as follows:

                  (a) the words "in trust for the Purchaser and/or subsequent purchasers of Mortgage Loans, and various Mortgagors-P&I" in the fourth and fifth lines of the first sentence of the first paragraph shall be replaced by the following: "in trust for SASCO 2002-8A Trust Fund and various Mortgagors".

                  (b)      by amending clause (viii) to read as follows:

                           (viii) the amount of any Prepayment Interest Shortfall Amount paid out of the Servicer's own funds without any right to reimbursement therefor;

13. Section 4.05 (Permitted Withdrawals From Custodial Account) is hereby amended by replacing the last five lines of clause (ii) with the following:

                           the Trust Fund; provided however, that in the event
                  that the Servicer determines in good faith that any unreimbursed Monthly Advances will not be recoverable from amounts representing late recoveries of payments of principal or interest respecting the particular Mortgage Loan as to which such Monthly Advance was made or from Liquidation Proceeds or Insurance Proceeds with respect to such Mortgage Loan, the Servicer may reimburse itself for such amounts from the Custodial Account, it being understood, in the case of any such reimbursement, that the Servicer's right thereto shall be prior to the rights of the Trust Fund;

14. Section 4.06 (Establishment of and Deposits to Escrow Account) shall be amended by deleting the words "Purchaser and/or subsequent purchasers of Residential Mortgage Loans, and various Mortgagors-T&I" in the fourth and fifth lines of the first sentence of the first paragraph, and replacing it with the following:

                  "in trust for SASCO 2002-8A Trust Fund and various
                  Mortgagors".

15. Section 4.16 (Title, Management and Disposition of REO Property) is hereby amended by (i) replacing the reference to "one year" in the eighth line of the third paragraph thereof with "three years", (ii) adding two new paragraphs after the third paragraph thereof to read as follows:

                  In the event that the Trust Fund acquires any REO Property in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Trust Fund unless the Servicer has applied for and received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the applicable Trust REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC. If the Servicer has received such an extension, then the Servicer shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the "Extended Period"). If the Servicer has not received such an extension and the Servicer is unable to sell the REO Property within the period ending 3 months before the end of such third taxable year after its acquisition by the Trust Fund or if the Servicer has received such an extension, and the Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Servicer shall, before the end of the three year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property's fair market value or (ii) auction the REO Property to the highest bidder (which may be the Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be. The Trustee shall sign any document or take any other action reasonably requested by the Servicer which would enable the Servicer, on behalf of the Trust Fund, to request such grant of extension.

                  Notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would: (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
                  Section 860G(a)(8) of the Code; or (ii) subject any Trust REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

         (iii) deleting the first sentence of the fourth paragraph thereto, (iv) replacing the words "one" and "sentence" with "three" and "paragraph", respectively, in the sixth line of the fourth paragraph thereto, (v) replacing the word "advances" in the sixth line of the sixth paragraph thereof with "Monthly Advances", and (vi) by adding the following to the end of such Section:

                  Prior to acceptance by the Servicer of an offer to sell any REO Property, the Servicer shall notify the Master Servicer of such offer in writing which notification shall set forth all material terms of said offer (each a "Notice of Sale"). The Master Servicer shall be deemed to have approved the sale of any REO Property unless the Master Servicer notifies the Servicer in writing, within five (5) days after its receipt of the related Notice of Sale, that it disapproves of the related sale, in which case the Servicer shall not proceed with such sale.

16. Section 5.01 (Remittances) is hereby amended by adding the following after the second paragraph of such Section:

                           All remittances required to be made to the Master
                  Servicer shall be made to the following wire account or to such other account as may be specified by the Master Servicer from time to time:

                           JPMorgan Chase Bank
                           New York, New York
                           ABA #: 021-000-021
                           Account Name:    Aurora Loan Services Inc.
                           Master Servicing Payment Clearing Account
                           Account Number: 066-611059
                           Beneficiary:  Aurora Loan Services Inc.
                           For further credit to:  Aurora Loan Services 2002-8A

17. Section 5.02 (Statements to Purchaser) is hereby amended in its entirety to read as follows:

                  Section 5.02 Statements to Master Servicer.

                           Not later than the tenth calendar day of each month,
                  the Servicer shall furnish to the Master Servicer an electronic file providing loan level accounting data for the period ending on the last Business Day of the preceding month in the format set forth in Exhibits D-1 and D-2 hereto (or in such other format mutually agreed to between the Servicer and the Master Servicer). The information required by Exhibit D-2 is limited to that which is readily available to the Servicer and is mutually agreed to by the Servicer and Master Servicer.

18. Section 5.03 (Monthly Advances by Company) is hereby amended by deleting the last sentence of such Section.

19. Section 6.04 (Annual Statement as to Compliance) is hereby amended by replacing the words "May 31, 2001" in the second line of the first sentence thereof with the words "May 31, 2003".

20. Section 6.05 (Annual Independent Accountants' Servicing Report) is hereby amended by replacing the words "May 31, 2001" in the first line of the first sentence thereof with the words "May 31, 2003".

21. Section 8.01 (Indemnification; Third Party Claims) is hereby amended in its entirety to read as follows:

                  The Servicer shall indemnify the Seller, the Trust Fund, the Trustee and the Master Servicer and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgements, and any other costs, fees and expenses that any of such parties may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement. The Servicer immediately shall notify the Seller, the Master Servicer and the Trustee or any other relevant party if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the indemnified party, which consent shall not be unreasonably withheld or delayed) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgement or decree which may be entered against it or any of such parties in respect of such claim. The Servicer shall follow any written instructions received from the Trustee in connection with such claim. The Servicer shall provide the Trustee with a written report of all expenses and advances incurred by the Servicer pursuant to this Section 8.01, and the Trustee from the assets of the Trust Fund promptly shall reimburse the Servicer for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way relates to the failure of the Servicer to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement or the gross negligence, bad faith or willful misconduct of this Servicer.

22.      Section 10.01 (Events of Default) is hereby amended by:

                  (a)      changing any reference to "Purchaser" to "Master
                           Servicer"

                  (b) changing the reference to "five days" to "two Business Days" in clause (i); and

                  (vi) amending subclause (vii) as follows: "the Company at any time is neither a Fannie Mae or Freddie Mac approved servicer, and the Master Servicer has not terminated the rights and obligations of the Company under this Agreement and replaced the Servicer with a Fannie Mae or Freddie Mac approved servicer within 30 days of the absence of such approval; or".

23. Section 10.02 (Waiver of Defaults) is hereby amended by changing the reference to "Purchaser" to "Master Servicer with the prior written consent of the Trustee".

24.      Section 11.01 (Termination) is hereby amended by restating subclause
         (ii) thereof to read as below and adding the following sentence after the first sentence of Section 11.01:

                  (ii) mutual consent of the Servicer and the Trustee in writing, provided such termination is also acceptable to the Master Servicer and the Rating Agencies.

                           At the time of any termination of the Servicer
                  pursuant to Section 11.01, the Servicer shall be entitled to all accrued and unpaid Servicing Fees and unreimbursed Servicing Advances and Monthly Advances; provided, however, in the event of a termination for cause under Sections 10.01 hereof, such unreimbursed amounts shall not be reimbursed to the Servicer until such amounts are received by the Trust Fund from the related Mortgage Loans.

25. Section 11.02 (Termination Without Cause) is hereby amended by replacing the first reference to "Purchaser" with "Lehman Brothers Bank FSB" (with the prior consent of the Trustee)" and by replacing all other references to "Purchaser" with "Lehman Brothers Bank FSB."

26. Section 12.01 (Successor to Company) is hereby amended in its entirety to read as follows:

                           Simultaneously with the termination of the Servicer's
                  responsibilities and duties under this Agreement pursuant to Sections 8.04, 10.01, 11.01(ii) or 11.02, the Master Servicer shall, in accordance with the provisions of the Trust Agreement (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor meeting the eligibility requirements of this Agreement, and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement with the termination of the Servicer's responsibilities, duties and liabilities under this Agreement. Any successor to the Servicer that is not at that time a Servicer of other mortgage loans for the Trust Fund shall be subject to the approval of the Master Servicer, the Seller, the Trustee and each Rating Agency (as such term is defined in the Trust Agreement). Unless the successor servicer is at that time a servicer of other mortgage loans for the Trust Fund, each Rating Agency must deliver to the Trustee a letter to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. In connection with such appointment and assumption, the Master Servicer or the Seller, as applicable, may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement. In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 12.01 and shall in no event relieve the Servicer of the representations and warranties made pursuant to Sections 3.01 and 3.02 and the remedies available to the Trust Fund under Section 3.03 shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

                           Within a reasonable period of time, but in no event
                  longer than 30 days of the appointment of a successor entity, the Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Servicer shall cooperate with the Trustee and the Master Servicer, as applicable, and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor Servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Account or any Escrow Account or thereafter received with respect to the Mortgage Loans.

                           Any successor appointed as provided herein shall
                  execute, acknowledge and deliver to the Trustee, the Servicer and the Master Servicer an instrument (i) accepting such appointment, wherein the successor shall make an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or termination of this Agreement pursuant to Sections 8.04, 10.01, 11.01 or 11.02 shall not affect any claims that the Master Servicer or the Trustee may have against the Servicer arising out of the Servicer's actions or failure to act prior to any such termination or resignation.

                           The Servicer shall deliver, within three (3) Business
                  Days of the appointment of a successor Servicer, the funds in the Custodial Account and Escrow Account and all Collateral Files, Credit Files and related documents and statements held by it hereunder to the successor Servicer and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

                           Upon a successor's acceptance of appointment as such,
                  the Servicer shall notify the Trustee and Master Servicer of such appointment in accordance with the notice procedures set forth herein.

                           Except as otherwise provided in this Agreement, all
                  reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (whether as a result of termination or removal of the Servicer or resignation of the Servicer or otherwise), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Servicer hereunder, or of transferring the Servicing Files and the other necessary data to the successor servicer shall be paid by the terminated, removed or resigning Servicer from its own funds without reimbursement.

27. Section 12.02 (Amendment) is hereby amended by replacing the words "by the Company and by written agreement signed by the Company and the Purchaser" with "written agreement by the Servicer and the Seller, with the written consent of the Master Servicer and the Trustee".

28. Section 12.04 (Duration of Agreement) is hereby amended by deleting the last sentence thereof.

29. Section 12.10 (Assignment by Purchaser) is hereby deleted in its entirety.

30. Section 12.11 (Solicitation of Mortgagor) is hereby amended by replacing the words "the Purchaser" with "Lehman Brothers Bank FSB" in each instance.

31. Intended Third Party Beneficiaries. Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer and the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the Master Servicer and the Trustee as if they were parties to this Agreement, and the Master Servicer and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement.

                                    EXHIBIT B

                  Seller's Warranties and Servicing Agreements

                      [See Exhibits #99.17 through #99.20]

                                    EXHIBIT C

                       Schedule of Serviced Mortgage Loans

                             [Intentionally Omitted]

                                   EXHIBIT D-1

                  STANDARD LAYOUT FOR MONTHLY REMITTANCE ADVICE

FIELD NAME                 DESCRIPTION                                                  FORMAT
----------                 -----------                                                  ------

INVNUM                     INVESTOR LOAN NUMBER                                         Number no decimals
SERVNUM                    SERVICER LOAN NUMBER, REQUIRED                               Number no decimals
BEGSCHEDBAL                BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED                  Number two decimals
                           BEGINNING TRAIL BALANDE FOR ACTUAL/ACTUAL,
                           REQUIRED
SCHEDPRIN                  SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED           Number two decimals
                           ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,
                           REQUIRED, .00 IF NO COLLECTIONS
CURT1                      CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE                  Number two decimals
CURT1DATE                  CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE                  DD-MMM-YY
CURT1ADJ                   CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE              Number two decimals
CURT2                      CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE                  Number two decimals
CURT2DATE                  CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE                  DD-MMM-YY
CURT2ADJ                   CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE              Number two decimals
LIQPRIN                    PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE         Number two decimals
OTHPRIN                    OTHER PRINCIPAL, .00 IF NOT APPLICABLE                       Number two decimals
PRINREMIT                  TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE     Number two decimals
INTREMIT                   NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,                 Number two decimals
                           .00 IF NOT APPLICABLE
TOTREMIT                   TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE               Number two decimals
ENDSCHEDBAL                ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED             Number two decimals
                           ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
                           .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL                  ENDING TRIAL BALANCE                                         Number two decimals
                           .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE                 ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT            DD-MMM-YY
ACTCODE                    60 IF PAIDOFF, BLANK IF NOT APPLICABLE                       Number no decimals
ACTDATE                    ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE                  DD-MMM-YY
INTRATE                    INTEREST RATE, REQUIRED                                      Number seven decimals
                                                                                        Example .0700000 for 7.00%
SFRATE                     SERVICE FEE RATE, REQUIRED                                   Number seven decimals
                                                                                        Example .0025000 for .25%

                                     D-1-1

PTRATE                     PASS THRU RATE, REQUIRED                                     Number seven decimals
                                                                                        Example .0675000 for 6.75%
PIPMT                      P&I CONSTANT, REQUIRED                                       Number two decimals
                           .00 IF PAIDOFF



                                     D-1-2

                                   EXHIBIT D-2

                STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT

1.       Deal Identifier by Loan
2.       SBO Loan Number
3.       Loan Number
4.       Investor Loan Number
5.       Street Address
6.       City
7.       State
8.       Zip Code
9.       Original Loan Amount
10.      Origination Date
11.      First Payment Date
12.      Current Loan Amount
13.      Current Interest Rate
14.      Current P&I Payment Amount
15.      Scheduled Balance
16.      Scheduled Due Date
17.      Next Rate Adjustment Date
18.      Next Payment Adjustment Date
19.      Loan Term
20.      Loan Type
21.      Servicing Fee
22.      Product Type
23.      Property Type
24.      Ownership Code
25.      Actual Due Date
26.      Delinquency Status
27.      Reason for Default
28.      FC Flag
29.      Date Loan Reinstated
30.      FC Suspended Date
31.      Reason Suspended
32.      FC Start Date (referral date)
33.      Actual Notice of Intent Date
34.      Actual First Legal Date
35.      Date Bid Instructions Sent
36.      Date F/C Sale Scheduled
37.      Foreclosure Actual Sale Date
38.      Actual Redemption End Date
39.      Occupancy Status
40.      Occupancy Status Date
41.      Actual Eviction Start Date
42.      Actual Eviction Complete Date
43.      Loss Mit Workstation Status
44.      Loss Mit Flag
45.      Loss Mit Type
46.      Loss Mit Start Date
47.      Loss Mit Approval Date


                                     D-2-1

48.      Loss Mit Removal Date
49.      REO Flag
50.      Actual REO Start Date
51.      REO List Date
52.      REO List Price
53.      Date REO Offer Received
54.      Date REO Offer Accepted
55.      REO Scheduled Close Date
56.      REO Actual Closing Date
57.      REO Net Sales proceeds
58.      REO Sales Price
59.      Paid Off Code
60.      Paid in Full Date
61.      MI Certificate Number
62.      MI Cost
63.      Other Advance Expenses
64.      T&I Advances
65.      Interest Advances
66.      Liquidation Status
67.      BK Atty Fees & Costs
68.      FC Atty Fees & Costs
69.      Eviction Atty Fees & Costs
70.      Appraisal, BPO Costs
71.      Property Preservation Fees
72.      Actual  Claim Filed Date
73.      Actual Claim Amount Filed
74.      Claim Amount Paid
75.      Claim Funds Received Date
76.      Realized Gain or Loss
77.      BK Flag
78.      Bankruptcy Chapter
79.      Actual Bankruptcy Start Date
80.      Actual Payment Plan Start Date
81.      Actual Payment Plan End Date
82.      Date POC Filed
83.      Date Filed Relief/Dismissal
84.      Relief/Dismissal Hearing Date
85.      Date Relief/Dismissal Granted
86.      Post Petition Due Date
87.      Prepayment Flag
88.      Prepayment Waived
89.      Prepayment Premium Collected
90.      Partial Prepayment Amount Collected
91.      Prepayment Expiration Date
92.      Origination Value Date
93.      Origination Value Source
94.      Original Value Amount
95.      FC Valuation Amount
96.      FC Valuation Source
97.      FC Valuation Date
98.      REO Value Source


                                     D-2-2

99.      REO  Value(As-is)
100.     REO  Repaired Value
101.     REO Value Date
102.     Investor/Security Billing Date Sent






                                     D-2-3